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Prepared by, and when recorded, return to:

         Proskauer Rose Goetz & Mendelsohn LLP
         1585 Broadway
         New York, New York 10036
         Attn: James M. Waddington, Esq.

                ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS

THIS ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS (this "Assignment"), made as of the 24th day of April, 1996, by and between MOVIE STAR, INC. (formerly known as Sanmark-Stardust, Inc.) as assignor ("Assignor"), and ROSENTHAL & ROSENTHAL, INC., as assignee ("Assignee").

               All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Financing Agreement dated the date hereof between Assignee and Assignor (as same may hereafter be extended, modified or amended, and any other documents executed in connection therewith, the "Financing Agreement"), or if not defined in the Financing Agreement, in the three Security Agreements dated the date hereof from Assignor, as trustor, in favor and for the benefit of Assignee as security for the Obligations (as hereinafter defined) and this Assignment (as same may hereafter be amended, modified or supplemented, the "Security Documents"). As used herein, the following terms shall have the following meanings:

               "Event of Default" shall mean any one of the following:

                    (i) if Assignor shall continue to be in default under any of the terms, covenants or conditions of this Assignment for three (3) days, in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days, in the case of any other default; and

                    (ii) the occurrence of a Default (as defined in the Financing Agreement).

               "Obligations" shall have the meaning assigned to it in the Financing Agreement and shall include (i) the payment of principal and interest and all other sums and indebtedness now or hereafter due and payable in connection with the Financing Agreement; (ii) payment of all sums with interest thereon becoming due and payable to Assignee under this Assignment, the Financing Agreement, the Security Documents or other loan documents; and (iii) the performance and discharge of each and every obligation, covenant and agreement of Assignor under this Assignment, the Financing Agreement, the Security Documents and any other loan document.

               Assignor, in consideration of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby absolutely, unconditionally and presently assign, transfer and set over unto Assignee, subject to the terms hereof, all of the right, title and interest of Assignor in and to any and all leases now
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or hereafter affecting all or a portion of the real property more particularly described in Exhibit A hereto (the "Real Property") together with (i) all rents, income and profits arising from said leases, (ii) the rights to sue for, collect and receive such rents, income and profits, (iii) all modifications, renewals and extensions thereof now existing or hereafter made, (iv) the right to modify, supplement, extend, renew or cancel such leases, (v) any and all guarantees of the lessee's obligations under said leases, (vi) the rights of Assignor to receive, hold and apply all bonds and security in all of said leases provided to be furnished to Assignor thereunder and (vii) the rights of Assignor to enforce any and all of the agreements, terms, covenants and conditions in all of said leases and to give notices thereunder (each of said leases and all such rights, guarantees, modifications, renewals and extensions relating thereto being individually referred to as a "Lease" and collectively referred to as the "Leases"); and, further, together with all property income.

               THIS ASSIGNMENT is a present and irrevocable assignment.

               Assignor hereby covenants and warrants to Assignee that Assignor has not executed any prior assignment of the Leases or the income from the property (the "Property Income") or if such an assignment has been executed, it has been, or is simultaneously with the execution hereof, being terminated or assigned from the assignee thereunder to Assignee, nor has Assignor performed any act or executed any other instrument which might prevent Assignee from exercising or enforcing any of the terms and conditions of this Assignment or which would limit Assignee in such exercise or enforcement; and Assignor further covenants and warrants to Assignee that the Leases are in full force and effect, and that to the best of Assignor's knowledge, there are no defaults now existing under any of the Leases. Assignee shall have the right, but shall not have the obligation, at Assignor's expense, to cure any default by Assignor under any of the Leases upon at least three (3) days prior written notice to Assignor.

               Assignor further covenants with Assignee (1) to observe and perform all the material obligations imposed upon the lessor under the Leases and not to do or permit to be done anything to impair the security thereof; (2) not to collect any of the Property Income in the ordinary course of Assignor's business, more than thirty (30) days in advance of the time when the same shall become due, not to execute any other assignment of lessor's interest in the Leases or assignment of rents arising or accruing from the Leases or otherwise with respect to the Real Property; none of the foregoing shall be done or suffered to be done without in each instance obtaining the prior written consent of Assignee and any of such acts done without the prior written consent of Assignee shall be null and void; (3) at Assignee's request, to execute a confirmation agreement, confirming the assignment and transfer to Assignee of any and all Leases entered into after the date hereof; (4) not to alter or amend any of the Leases; and (5) to execute and deliver, at the request of Assignee, all such further assurances and assignments with respect to the Real Property as Assignee shall from time to time reasonably require to implement the terms of this Assignment; provided, however, that no such further assurances and assignments shall increase Assignor's obligations under this Assignment.

               THIS ASSIGNMENT is made on the following terms, covenants and conditions:

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               1. At anytime during which a Default does not exist, Assignor shall have the right to collect, in accordance with the terms of the Financing Agreement, all property income and to retain, use and enjoy the same; provided, however, that such right to collect or continue collecting as aforesaid by Assignor shall not operate to permit a collection by Assignor of any installment of rent more than one month in advance thereof without the written consent of Assignee in the ordinary course of Assignor's business. Assignor covenants that at the time of the execution and delivery of this Assignment there has been no prepayment of any rents by any tenant occupying the Real Property or any portion thereof for more than one month in advance (except for the Lease payments for the period from June 15, 1993 through June 30, 1996 as provided in the Lease). Furthermore, Assignor, without the prior consent of Assignee, will not cause or permit the leasehold estate under any Lease to merge with Assignor's reversionary interest.

               2. Following the occurrence and during the continuance of a Default, Assignee, without in any way waiving such Default, at its option, upon notice and without regard to the adequacy of the security for the Obligations, either in person or by agent, upon bringing an action or proceeding, or by a receiver appointed by a court, may take possession of all or any portion of the Real Property and have, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may deem proper. Assignor hereby consents to the appointment of a receiver after the occurrence and during the continuance of a Default if Assignee believes it is necessary or desirable to enforce Assignee's rights under this Assignment. Assignee, either with or without taking possession of said Real Property in its own name, may demand, sue for or otherwise collect and receive all Property Income, including any Property Income past due and unpaid, and shall have the right to apply such property income to the payment of: (a) all expenses of managing the Real Property, including, without limitation, the salaries, fees and wages of any managing agent and such other employees as Assignee may deem necessary and all expenses of operating and maintaining the Real Property, including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which are due and payable and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Real Property; and (b) the Obligations, together with all costs and attorneys' fees, in such order or priority as Assignee may elect. The exercise by Assignee of the option granted it in this Paragraph 2 and the collection of the Property Income and the application thereof as herein provided shall not be considered a waiver of any Default under the Financing Agreement, the Security Documents, the loan documents or under the Leases or this Assignment. Assignor agrees that the exercise by Assignee of one or more of its rights and remedies hereunder shall in no way be deemed or construed to make Assignee a creditor in possession unless and until such time as Assignee takes actual possession of the Real Property.

               3. All security deposits of tenants, whether held in cash or any other form, shall be treated by Assignor as trust funds, shall not be commingled with any other funds of Assignor and, if cash, shall be deposited by Assignor into the security deposit account. Any bond or other instrument which Assignor is permitted to hold in lieu of cash security deposits under applicable legal requirements shall be maintained in full force and effect unless replaced by cash

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deposits as hereinabove described, shall be issued by an entity reasonably satisfactory to Assignee, shall, if permitted pursuant to applicable legal requirements, name Assignee as payee or beneficiary thereunder (or at Assignee's option, be fully assignable to Assignee) and shall, in all respects, comply with applicable legal requirements and otherwise be reasonably satisfactory to Assignee. Assignor shall, upon request, provide Assignee with evidence reasonably satisfactory to Assignee of Assignor's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Assignor shall, upon Assignee's request, if permitted by applicable legal requirements, turn over to Assignee the security deposits (and any interest earned thereon), to be held by Assignee subject to the terms of the Leases. On the date hereof, Assignor shall deliver to Assignee a certificate which sets forth (i) the total amount of security deposits held by Assignor (or its managing agent) as of the date hereof, (ii) the financial institutions where such funds are being held and (iii) account names and numbers in which such funds are deposited.

               4. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Real Property or any portion thereof after the occurrence of a Default or from any other act or omission of Assignee either in collecting the property income or, if Assignee shall have taken possession of all or any portion of the Real Property, in managing all or any portion of the Real Property after any such Default. Assignee shall not be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability under any Lease or under or by reason of this Assignment, and Assignor shall, and does hereby agree to, indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under said Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases (collectively, the "Claims"). Should Assignee incur any such liability under said Leases or under or by reason of this Assignment or in defense of any such claims or demands, Assignor shall reimburse Assignee therefor, including, without limitation, its costs, expenses and reasonable attorneys' fees, within five (5) days after demand, and upon the failure of Assignor to do so Assignee may, at its option, exercise Assignee's remedies under the Security Documents. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of all or any portion of the Real Property upon Assignee, nor for the carrying out of any of the terms and conditions of any Lease; nor shall it operate to make Assignee responsible or liable for any waste committed on the Real Property by the tenants or any other parties, or for any dangerous or defective condition affecting any portion of the Real Property, or for any negligence in the management, upkeep, repair or control of the Real Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

               5. Upon payment in full of the Obligations, this Assignment shall become and be void and of no effect. The affidavit, certificate, letter or statement of any officer, agent or attorney of Assignee stating that any part of said Obligations remains unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment, and any person may, and is hereby authorized to, rely thereon. Assignor hereby

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
authorizes and directs the lessees named in the Leases or any other or future lessee or occupant of any portion of the Real Property, upon receipt from Assignee of written notice to the effect that Assignee is then the holder of said Security Documents and that a Default exists thereunder or under any other loan document, to pay over to Assignee all property income until otherwise notified by Assignee.

               6. Assignee may take or release other security for the payment of the Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the Obligations without prejudice to any of its rights under this Assignment.

               7. Assignor agrees that it will, upon a Default, at the request therefor by Assignee, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any part of the Real Property.

               8. Wherever used, the singular (including, without limitation, the term "Lease") shall include the plural, and the use of any gender shall apply to all genders.

               9. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of any of Assignee's rights and remedies under this Assignment, the Financing Agreement, the Security Documents or any other loan documents. This Assignment is made and accepted without prejudice to any of such rights and remedies possessed by Assignee to collect the Obligations and to enforce any security therefor held by it, and said rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

               10. Unless expressly provided otherwise in this Assignment, all notices, consents, approvals and requests required or permitted hereunder shall be given in accordance with the terms of the Security Documents.

               11. The covenants and obligations herein undertaken by Assignor shall be binding upon the successors and assigns of Assignor and the rights and benefits herein conferred upon Assignee shall inure to the benefit of its successors and assigns. No consent by Assignor shall be required for any assignment or reassignment of the rights of Assignee under this Assignment to any purchaser of all or any interest or portion of the Obligations, including, without limitation, participation interests therein.

               12. If Assignor consists of more than one Person or party, the obligations and liabilities of each such Person or party hereunder shall be joint and several.

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
               IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto as of the day and year first hereinabove written.

                                         MOVIE STAR, INC. (formerly
                                         known as Sanmark-Stardust,
                                         Inc.), as Assignor



                                         BY: /S/ MARK M. DAVID
                                             -----------------------------------
                                             Name: Mark David
                                             Title: Chairman of the Board

WITNESS:

/S/ MARK REINER                          By:/S/ SAUL POMERANTZ, SR. VP
- -------------------------                   ------------------------------------

WITNESS:

/S/ MARK REINER
- -------------------------

                                         ROSENTHAL & ROSENTHAL,
                                         INC., as Assignee

WITNESS:

/S/ LAWRENCE HERMAN                      By:/S/ JERRY SANDAK
- -------------------------                   ------------------------------------
                                            Name: JERRY SANDAK
                                            Title: EXECUTIVE VICE PRESIDENT

WITNESS:

- -------------------------

                         EXHIBITS AND SCHEDULES OMITTED

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
STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

               On this 24th day of April, 1996, before me, the undersigned officer, personally appeared MARK DAVID, residing at __________________________, personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the CHAIRMAN of MOVIE STAR, INC., the corporation described in and which executed the foregoing instrument as the CHAIRMAN of MOVIE STAR, INC. and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                              /S/
                                              ---------------------------
                                              Notary Public


NOTARIAL SEAL                                 My Commission Expires:



                                              ----------------------------------

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

               On this 24th day of April, 1996, before me, the undersigned officer, personally appeared JERRY SANDAK, residing at WESTFIELD, NJ, personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the EXECUTIVE VICE PRESIDENT of ROSENTHAL & ROSENTHAL, INC., the corporation described in and which executed the foregoing instrument, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                              /S/
                                              ---------------------------
                                              Notary Public


NOTARIAL SEAL                                 My Commission Expires:


                                              JULY 31, 1997
                                              ----------------------------------